Exhibit 99.1

NEWS RELEASE	Littelfuse Inc. 8755 West Higgins Road, Suite 500 Chicago, Illinois 60631 p: (773) 628-1000 f: (773) 628-0802 www.littelfuse.com
LITTELFUSE REPORTS FIRST QUARTER RESULTS FOR 2023
Strong company performance above guidance

CHICAGO, May 2, 2023 - Littelfuse, Inc. (NASDAQ: LFUS), a diversified, industrial technology manufacturing company empowering a sustainable, connected, and safer world, today reported financial results for the first quarter ended April 1, 2023:

•Net sales of $609.8 million were down 2% versus the prior year period, and down 8% organically
•GAAP diluted EPS was $3.54; adjusted diluted EPS was $3.64
•Cash flow from operations was $53.4 million, up 3% from the prior year period, and free cash flow was $27.7 million, up 26% from the prior year period
•On February 3, the company completed the acquisition of Western Automation Research and Development Limited, a designer and manufacturer of electrical shock protection devices used across a broad range of high-growth end markets, including e-Mobility off-board charging infrastructure, industrial safety and renewables
“Our global teams delivered strong first quarter results, above our sales and adjusted EPS guidance, within a tougher electronics environment,” said Dave Heinzmann, Littelfuse President and Chief Executive Officer. “The continued resiliency of our business model and the strength of our execution drove strong overall profitability. During the quarter, we made significant progress integrating our strategy-led acquisitions and securing meaningful new business wins within the global structural themes of sustainability, connectivity, and safety. As we continue to manage through some near-term market challenges, our execution, diversification and strategic investments for growth will deliver sustained long-term value for all of our stakeholders.”

Second Quarter of 2023*

Based on current market conditions, for the second quarter the company expects,
•Net sales in the range of $607 to $633 million, adjusted diluted EPS in the range of $3.20 to $3.45 and an adjusted effective tax rate of approximately 16%
*Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, restructuring, impairment and other charges, certain purchase accounting adjustments, non-operating foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.
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Dividend
•The company will pay a cash dividend on its common stock of $0.60 per share on June 8, 2023, to shareholders of record as of May 25, 2023

Conference Call and Webcast Information
Littelfuse will host a conference call on Wednesday, May 3, 2023, at 9:00 a.m. Central Time to discuss the results. The call will be broadcast and available for replay at Littelfuse.com. A slide presentation is available in the Investor Relations section of the company’s website at Littelfuse.com.

About Littelfuse
Littelfuse, Inc. (NASDAQ: LFUS) is a diversified, industrial technology manufacturing company empowering a sustainable, connected, and safer world. Across more than 20 countries, and with approximately 18,000 global associates, we partner with customers to design and deliver innovative, reliable solutions. Serving over 100,000 end customers, our products are found in a variety of industrial, transportation and electronics end markets – everywhere, every day. Learn more at Littelfuse.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s (“Littelfuse” or the “Company”) current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse's accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 31, 2022. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2022, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.
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Non-GAAP Financial Measures
The information included in this press release includes the non-GAAP financial measures of organic net sales (decline) growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, adjusted effective tax rate, free cash flow, net debt, consolidated EBITDA, and consolidated net leverage ratio (as defined in the credit agreement). Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations.

A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules.

The company believes that organic net sales (decline) growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that net debt, consolidated EBITDA, and consolidated net leverage ratio are useful measures of its credit position. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

CONTACT: Trisha Tuntland
Head of Investor Relations
(773) 628-2163

LFUS-F
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LITTELFUSE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(in thousands)	April 1, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$425,127	$562,588
Short-term investments	85	84
Trade receivables, less allowances of $88,923 and $83,562 at April 1, 2023 and December 31, 2022, respectively	324,583	306,578
Inventories	559,828	547,690
Prepaid income taxes and income taxes receivable	5,857	7,215
Prepaid expenses and other current assets	86,124	87,641
Total current assets	1,401,604	1,511,796
Net property, plant, and equipment	492,368	481,110
Intangible assets, net of amortization	646,963	593,970
Goodwill	1,289,229	1,186,922
Investments	26,581	24,121
Deferred income taxes	13,780	14,367
Right of use lease assets, net	56,583	57,382
Other long-term assets	34,628	34,066
Total assets	$3,961,736	$3,903,734
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$191,346	$208,571
Accrued liabilities	147,776	187,057
Accrued income taxes	42,587	41,793
Current portion of long-term debt	137,929	134,874
Total current liabilities	519,638	572,295
Long-term debt, less current portion	866,925	866,623
Deferred income taxes	109,453	100,230
Accrued post-retirement benefits	29,557	28,037
Non-current operating lease liabilities	43,919	45,661
Other long-term liabilities	84,768	79,510
Total equity	2,307,476	2,211,378
Total liabilities and equity	$3,961,736	$3,903,734

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF NET INCOME
(Unaudited)

	Three Months Ended
(in thousands, except per share data)	April 1, 2023	April 2, 2022
Net sales	$609,782	$623,330
Cost of sales	364,825	364,734
Gross profit	244,957	258,596

Selling, general, and administrative expenses	88,310	75,508
Research and development expenses	27,290	19,556
Amortization of intangibles	16,866	12,724
Restructuring, impairment, and other charges	1,850	218
Total operating expenses	134,316	108,006
Operating income	110,641	150,590

Interest expense	9,646	4,302
Foreign exchange (gain) loss	(1,675)	7,736
Other (income) expense, net	(6,233)	4,427
Income before income taxes	108,903	134,125
Income taxes	20,158	16,607
Net income	$88,745	$117,518

Earnings per share:
Basic	$3.58	$4.76
Diluted	$3.54	$4.70

Weighted-average shares and equivalent shares outstanding:
Basic	24,782	24,689
Diluted	25,062	24,981

Comprehensive income	$102,028	$115,315

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended
(in thousands)	April 1, 2023	April 2, 2022
OPERATING ACTIVITIES
Net income	$88,745	$117,518
Adjustments to reconcile net income to net cash provided by operating activities:	32,558	47,966
Changes in operating assets and liabilities:
Trade receivables	(13,176)	(45,945)
Inventories	(1,535)	(30,879)
Accounts payable	(16,246)	(6,611)
Accrued liabilities and income taxes	(43,578)	(36,287)
Prepaid expenses and other assets	6,639	5,969
Net cash provided by operating activities	53,407	51,731

INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	(158,260)	—
Purchases of property, plant, and equipment	(25,665)	(29,809)
Net proceeds from sale of property, plant and equipment, and other	737	21
Net cash used in investing activities	(183,188)	(29,788)

FINANCING ACTIVITIES
Net payments of credit facility	(1,875)	(25,000)
Cash dividends paid	(14,880)	(13,086)
All other cash provided by financing activities	4,551	1,016
Net cash used in financing activities	(12,204)	(37,070)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	4,571	(2,738)
Decrease in cash, cash equivalents, and restricted cash	(137,414)	(17,865)
Cash, cash equivalents, and restricted cash at beginning of period	564,939	482,836
Cash, cash equivalents, and restricted cash at end of period	$427,525	$464,971

LITTELFUSE, INC.
NET SALES AND OPERATING INCOME BY SEGMENT
(Unaudited)

	First Quarter
(in thousands)	2023	2022	% Growth /(Decline)
Net sales
Electronics	$358,593	$365,821	(2.0)%
Transportation	166,641	184,504	(9.7)%
Industrial	84,548	73,005	15.8%
Total net sales	$609,782	$623,330	(2.2)%

Operating income
Electronics	$90,162	$120,577	(25.2)%
Transportation	8,532	26,308	(67.6)%
Industrial	17,141	12,505	37.1%
Other(a)	(5,194)	(8,800)	N.M.
Total operating income	$110,641	$150,590	(26.5)%
Operating Margin	18.1%	24.2%

Interest expense	9,646	4,302
Foreign exchange (gain) loss	(1,675)	7,736
Other (income) expense, net	(6,233)	4,427
Income before income taxes	$108,903	$134,125	(18.8)%

(a) "other" typically includes non-GAAP adjustments such as acquisition-related and integration costs, purchase accounting inventory adjustments and restructuring and impairment charges. (See Supplemental Financial Information for details.)

N.M. - Not meaningful

	First Quarter
(in thousands)	2023	2022	% Growth /(Decline)
Operating Margin
Electronics	25.1%	33.0%	(7.9)%
Transportation	5.1%	14.3%	(9.2)%
Industrial	20.3%	17.1%	3.2%

LITTELFUSE, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions of USD except per share amounts - unaudited)

Non-GAAP EPS reconciliation
	Q1-23	Q1-22
GAAP diluted EPS	$3.54	$4.70
EPS impact of Non-GAAP adjustments (below)	0.10	0.29
Adjusted diluted EPS	$3.64	$4.99

Non-GAAP adjustments - (income) / expense
	Q1-23	Q1-22
Acquisition-related and integration costs (a)	$3.3	$3.8
Purchase accounting inventory adjustments (b)	—	4.8
Restructuring, impairment and other charges (c)	1.9	0.2
Non-GAAP adjustments to operating income	5.2	8.8
Other income, net (d)	(0.2)	—
Non-operating foreign exchange (gain) loss	(1.7)	7.7
Non-GAAP adjustments to income before income taxes	3.3	16.5
Income taxes (e)	0.9	9.5
Non-GAAP adjustments to net income	$2.4	$7.0

Total EPS impact	$0.10	$0.29

Adjusted operating margin / Adjusted EBITDA reconciliation
	Q1-23	Q1-22
Net sales	$609.8	$623.3
GAAP operating income	$110.6	$150.6
Add back non-GAAP adjustments	5.2	8.8
Adjusted operating income	$115.8	$159.4
Adjusted operating margin	19.0%	25.6%
Add back amortization	16.9	12.7
Add back depreciation	17.6	15.6
Adjusted EBITDA	$150.3	$187.7
Adjusted EBITDA margin	24.6%	30.1%

Adjusted EBITDA by Segment	Q1-23			Q1-22
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$90.2	$8.5	$17.1	$120.6	$26.3	$12.5
Add:
Add back amortization	10.2	4.5	2.2	6.8	4.7	1.2
Add back depreciation	9.6	6.8	1.2	8.6	6.0	1.0
Adjusted EBITDA	$110.0	$19.8	$20.5	$136.0	$37.0	$14.7
Adjusted EBITDA Margin	30.7%	11.9%	24.3%	37.2%	20.1%	20.1%

Net sales reconciliation	Q1-23 vs. Q1-22
	Electronics	Transportation	Industrial	Total
Net sales (decline) growth	(2)%	(10)%	16%	(2)%
Less:
Acquisitions	12%	1%	4%	7%
FX impact	(2)%	(3)%	(1)%	(1)%
Organic net sales (decline) growth	(12)%	(8)%	13%	(8)%

Income tax reconciliation
	Q1-23	Q1-22
Income taxes	$20.2	$16.6
Effective rate	18.5%	12.4%
Non-GAAP adjustments - income taxes	0.9	9.5
Adjusted income taxes	$21.1	$26.1
Adjusted effective rate	18.8%	17.3%
Free cash flow reconciliation
	Q1-23	Q1-22
Net cash provided by operating activities	$53.4	$51.7
Less: Purchases of property, plant and equipment	(25.7)	(29.8)
Free cash flow	$27.7	$21.9

Consolidated Total Debt	As of April 1, 2023
Consolidated Total Debt	$1,004.9
Unamortized debt issuance costs	4.6
Consolidated funded indebtedness	1,009.5
Cash held in U.S. (up to $400 million)	79.9
Net debt	$929.6

Consolidated EBITDA	Twelve Months Ended April 1, 2023
Net Income	$344.4
Interest expense	31.6
Income taxes	73.3
Depreciation	67.1
Amortization	59.8
Non-cash additions:
Stock-based compensation expense	23.5
Purchase accounting inventory step-up charge	10.8
Unrealized loss on investments	7.5
Impairment charges	4.5
Other	56.9
Consolidated EBITDA (1)	$679.4

Consolidated Net Leverage Ratio (as defined in the Credit Agreement) *	1.4x
* Our Credit Agreement and Private Placement Note with maturities ranging from 2023 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered.

The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries).

(1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

Note: Total will not always foot due to rounding.

(a) reflected in selling, general and administrative expenses ("SG&A").
(b) reflected in cost of sales.
(c) reflected in restructuring, impairment and other charges.
(d) reflected gain of $0.2 million from the sale of a building within the Electronics segment in the first quarter of 2023.
(e) reflected the tax impact associated with the non-GAAP adjustments, and 2022 amount includes the one-time net benefit of $7.2 million that resulted from the dissolution of one of the Company’s affiliates.

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